Exhibit 10.1

FIRST Amendment TO
CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 26, 2024, is by and among MACH NATURAL RESOURCES LP, a Delaware limited partnership (“Borrower”), the Guarantors party hereto, the several banks and other financial institutions or entities party to this Agreement (the “Lenders”), and TEXAS CAPITAL BANK, as the administrative and collateral agent (in such capacity, the “Agent”) and CHAMBERS ENERGY MANAGEMENT, LP as loan commitment arranger (in such capacity, the “Arranger”).

WHEREAS, Borrower, the Lenders party thereto and the Agent are parties to that certain Credit Agreement, dated as of December 28, 2023 (as may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested, and certain of the Lenders party hereto (such Lenders, the “First Amendment Lenders”) have agreed, subject to the terms and on the conditions hereof, to severally provide commitments up to an aggregate amount of $75,000,000 in Additional Loans (as defined below) under the Credit Agreement to partially fund the Chief Acquisition (as defined below);

WHEREAS, the Lenders party hereto, constituting the “Required Lenders” under the Credit Agreement, hereby consent and agree in accordance with Section 9.1 of the Credit Agreement to the amendments to the Credit Agreement described below;

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement. The principles of interpretation set forth in Section 1.2 of the Credit Agreement shall apply to the provisions of this Amendment.

2. Additional Loans.

(a) Subject to the terms and conditions set forth herein, each of the First Amendment Lenders severally agrees to make additional loans (“Additional Loans”) under the Credit Agreement in an aggregate principal amount equal to that amount set forth opposite such Lender’s name in Schedule 1.1(a) attached hereto (the “First Amendment Commitments”);

(b) The First Amendment Commitments shall be effective on and from the First Amendment Effective Date (as defined below) to the earliest of (i) the occurrence of any Event of Default, (ii) the funding of such Additional Loans, (iii) close of business on September 30, 2024 and (iv) the termination of the Chief Acquisition Agreement (as defined below);

(c) The Additional Loans shall be funded in full, and not in part, in a single draw on the First Amendment Funding Date (as defined below);

(d) Each Additional Loan shall be funded to Borrower net of an amount equal to 1.50% of the aggregate principal amount of the First Amendment Commitments on the First Amendment Funding Date, which amount may be taken in the form of original issue discount or upfront fees in such proportion as each First Amendment Lender may elect in writing;

(e) Additional Loans, once funded, shall constitute, and be treated as the same tranche and class, and with the same voting rights, as the Existing Loans (as defined below). Prior to the First Amendment Funding Date, the Lenders advanced $825,000,000 in an aggregate principal amount of loans to Borrower pursuant to the Credit Agreement. As of the date immediately prior to the First Amendment Funding Date, the aggregate principal amount of Loans outstanding is $804,375,000 (the “Existing Loans”; and together with the Additional Loans, “Loans”);

(f) The Additional Loans shall bear interest at the Interest Rate using the same Term SOFR for purposes of calculation as the then prevailing Interest Rate for the Existing Loans, regardless of the date on which they are funded; and

(g) The proceeds of the Additional Loans shall be used (a) to partially fund the Chief Acquisition, (b) to pay fees and expenses associated with this Amendment and (c) for general corporate purposes of the Loan Parties (but excluding any distribution on Capital Stock of Borrower).

3. Amendments to Credit Agreement. In reliance on the representations and warranties set forth in Section 4 below and subject to the satisfaction of the conditions set forth in Section 5 below, each of the Borrower, the Agent and the undersigned Lenders, constituting “Required Lenders” for purposes of the Credit Agreement, agree to the following amendments, each to be effective as of the First Amendment Effective Date:

(a) Schedule 1.1(a) to the Credit Agreement is hereby amended to include Schedule 1.1(a) attached hereto;

(b) Section 1.1 of the Credit Agreement is hereby amended and restated by amending and restating the defined term “Loans” in its entirety as follows:

“Aggregate Exposure” means with respect to any Lender at any time after the Closing Date, the sum of such Lender’s Commitment at such time and the aggregate then unpaid principal amount of such Lender’s Loans.

“Loans” means the Loans outstanding under the Credit Agreement immediately prior to the effectiveness of the First Amendment together with the Additional Loans advanced, if any, pursuant to the First Amendment.

(c) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order as follows:

“Additional Loans” shall have the meaning ascribed to it in the First Amendment.

“First Amendment” means that certain First Amendment to Credit Agreement dated as of August 26, 2024 by and among Borrower, the Guarantors the Lenders party thereto, and the Agent.

(d) Section 2.1(a) of the Credit Agreement is hereby amended as applicable to provide for the actions described in Section 2 above; and

(e) Section 2.7(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Beginning with the Interest Period ending June 30, 2024, on each March 31, June 30, September 30 and December 31 of each year (or if any such date is not a Business Day, such payment date shall be the preceding Business Day), Borrower shall repay (at par and without premium, including the Applicable Premium, or penalty) the Loans in quarterly installments each equal to 2.50% of the sum of (i) the aggregate original principal amount of the Loans advanced as of the Closing Date (without giving effect to any reduction of the amount funded in respect of the OID Amount), and (ii) the aggregate principal amount of the Additional Loans funded pursuant to the First Amendment (without giving effect to any reduction of the amount funded in respect of Section 2(d) of the First Amendment). The quarterly installment payments associated with Additional Loans shall be made beginning December 31, 2024. For clarity, no mandatory prepayment pursuant to this Section 2.7 or otherwise shall offset or reduce the amount payable under this Section 2.7(a).

4. Representations and Warranties of Borrower. Borrower represents and warrants as of the date hereof and on the First Amendment Funding Date to the Agent and each Lender that:

(a) Each of the Loan Parties (i) has the corporate, company or partnership power and authority, as applicable, and the legal right, to make, deliver and perform this Amendment and (ii) has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment;

(b) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained by Borrower in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

(c) This Amendment (i) has been duly executed and delivered on behalf of Borrower and (ii) constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d) The execution, delivery and performance of this Amendment, the borrowings under the Credit Agreement in connection herewith, and the use of the proceeds thereof shall not result in a violation by Borrower of any Requirement of Law or any Contractual Obligation of Borrower and shall not result in, or require, the creation or imposition of any Lien on any of its Properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents);

(e) After giving effect to the amendments set forth herein, the representations and warranties of Borrower contained in the Loan Documents are true and accurate in all material respects as of the date hereof with the same force and effect as if such had been made on and as of the date hereof, except for such representations and warranties (i) made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date or (ii) qualified by materiality, in which case such representations and warranties are true in all respects;

(f) Each of the Loan Parties are in compliance in all material respects with all terms and provisions set forth in the Loan Documents to which it is a party; and

(g) No Default or Event of Default has occurred and is continuing.

5. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent the date on which all such conditions have been satisfied or waived, the “First Amendment Effective Date”):

(a) The Agent and the Arranger shall have received this Amendment duly executed and delivered by a Responsible Officer of each of the Loan Parties;

(b) The Agent and the Arranger shall have received the First Amendment Fee Letter duly executed by a Responsible Officer of the Borrower;

(c) The Agent shall have received the following:

(i) a copy of each amendment to the operating agreement, partnership agreement, bylaws, company agreement or other governing agreement of each Loan Party, if any, executed after the date of the Credit Agreement, certified (as of a date reasonably near the date of the extension of credit) as being a true and correct copy thereof by a Responsible Officer of such Loan Party (or certifying as to no amendments since last delivered to the Agent and the Arranger on the Closing Date);

(ii) a copy, certified by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which such Loan Party is organized of each amendment to any charter of such Loan Party filed, if any, after the date of the Credit Agreement, and certifying that such amendments are the only amendments to such Loan Party’s charter on file in such office;

(iii) an electronic confirmation from the Secretary of State or other applicable Governmental Authority of each jurisdiction in which each such Loan Party is organized certifying that such Loan Party has paid all franchise taxes to the date of such certification and is duly organized and in good standing under the laws of such jurisdiction on the date hereof, prepared by, or on behalf of, a filing service acceptable to Arranger;

(iv) a copy of a certificate of the Secretary of State or other applicable Governmental Authority of the States of Oklahoma, Texas and Kansas, dated reasonably near the date of the extension of credit, stating that each Loan Party is duly qualified and in good standing as a foreign corporation or entity in each such jurisdiction and has filed all annual reports required to be filed to the date of such certificate; and electronic confirmation, from the Secretary of State or other applicable Governmental Authority of each such jurisdiction on the date hereof as to the due qualification and continued good standing of each such Person as a foreign corporation or entity in each such jurisdiction on or about such date, prepared by, or on behalf of, a filing service acceptable to Arranger;

(v) true, correct and complete copies of the resolutions duly adopted by the Board of Directors of each Loan Party authorizing each Loan Party to enter into the Amendment and the other Loan Documents and to execute, deliver and perform such Loan Party’s obligations thereunder together with a certification that such resolutions have not been amended, modified, or revoked and are in full force and effect as of the First Amendment Effective Date; and

(vi) certification as to the incumbency and specimen signature of each officer or director executing any Loan Document or any other document delivered in connection herewith on behalf of such Person by a Responsible Officer of such Loan Party (or certifying as to no change since last delivered to the Agent and the Arranger on the Closing Date).

(d) Since the Closing Date, no Material Adverse Effect shall have occurred and be continuing;

(e) After giving effect to the amendments set forth herein, the representations and warranties of Borrower contained in the Loan Documents are true and accurate in all material respects as of the date hereof with the same force and effect as if such had been made on and as of the date hereof;

(f) After giving effect to the amendments set forth herein, no Default or Event of Default shall have occurred and be continuing on the date hereof or shall occur as a result hereof;

(g) Agent shall have received the executed legal opinion of Kirkland & Ellis LLP, counsel to the Loan Parties, with respect to such matters as may be reasonably requested by Arranger, and in form and substance reasonably satisfactory to Arranger;

(h) Borrower shall have paid, or caused to be paid, the outstanding fees and expenses of Latham & Watkins LLP, counsel for the Arranger; and

(i) The Agent shall have received copies of each of:

(x) a draft Purchase and Sale Agreement (the “Crescent PSA”) to be executed by Crescent Gladiator LLC (“Crescent”), as purchaser, and the seller party thereto, in connection with the Chief Acquisition, which draft the parties hereto acknowledge and agree was delivered to counsel to the Arranger on August 25, 2024 (the “Approved Draft PSA”); and

(y) that certain Acquisition and Cooperation Agreement, dated August 23, 2024, between Mach Natural Resources LP (“Mach”) and Crescent (such agreement, together with the Crescent PSA, the “Chief Acquisition Agreements”).

6. Conditions Precedent to Funding. The satisfaction of each of the following shall constitute conditions precedent to the funding of the Additional Loans:

(a) The occurrence of the First Amendment Effective Date;

(b) The Agent and First Amendment Lenders shall have received a Borrowing Notice at least five Business Days (or such shorter time as agreed by the Arranger) prior to the anticipated borrowing date (the “First Amendment Funding Date”);

(c) The Agent shall have received a certificate of a Responsible Party of each Loan Party, dated of even date herewith, in substantially the form of Exhibit A hereto;

(d) The Agent shall have received a Solvency Certificate certifying the solvency of Borrower and its Subsidiaries after giving effect to the transactions contemplated hereby and the consummation of the Chief Acquisition;

(e) Each of the parties thereto shall have executed the Crescent PSA, in form and substance substantially the same as the Approved Draft PSA, for purchase by Crescent of the Assets (as defined in the Crescent PSA) (the acquisitions contemplated in the Chief Acquisition Agreements, together the “Chief Acquisition”)

(f) The Agent shall have received (as contemplated by Exhibit A hereto) true, correct and complete executed copies of each of the Chief Acquisition Agreements together with all schedules, exhibits, annexes and amendments thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, executed, made or delivered by any Person in connection with the Chief Acquisition (together, the “Chief Acquisition Documents”);

(g) The Chief Acquisition shall have closed prior to or substantially concurrently with the funding of the Additional Loans in accordance with the terms of the Chief Acquisition Documents;

(h) The Agent shall have received evidence satisfactory to Arranger that concurrently with the advancement of the Additional Loans hereunder arrangements satisfactory to Arranger shall have been made for the termination of any Liens and security interests (other than Permitted Liens) encumbering the Assets (as defined in the Chief Acquisition Agreements);

(i) The Lenders and the Agent shall have received all fees required to be paid under any Loan Document or other written agreement (including, for the avoidance of doubt, the First Amendment Fee Letter); and

(j) No Default or Event of Default has occurred and is continuing.

7. Loan Documents.

(a) This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement, and the Credit Agreement shall constitute such agreement as amended by this Amendment;

(b) This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations; and

(c) Each Loan Party hereby reaffirms its respective obligations under each of the Loan Documents, as the same are amended hereby, and agrees and acknowledges that each such Loan Document, and all of such obligations thereunder, remains in full force and effect after giving effect to this Amendment.

8. Counterparts. This Amendment may be executed by one or more parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by electronic transmission (including via e-mail in portable document format (.pdf) or facsimile transmission) shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with Borrower and the Agent.

9. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. Integration. This Amendment and the other Loan Documents represent the entire agreement of the Loan Parties, the Agent, the Arranger and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Arranger, any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

12. Survival. The representations and warranties contained in Section 4 of this Amendment shall survive the execution and delivery of this Amendment and the First Amendment Funding Date.

13. Ratification; No Other Amendments; No Waiver.

(a) Except as expressly modified hereby, the Credit Agreement and each other Loan Document are each hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the respective terms thereof. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Lender, any Agent or any other Indemnitee under the Agreement or any of the other Loan Documents, nor shall the entering into of this Amendment preclude any such Person from refusing to enter into any further amendments with respect to the Agreement or any of the other Loan Documents. Other than as to otherwise expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Agreement or any other Loan Document or of the occurrence or continuance of any present or future Default or Event of Default.

(b) To induce the Lenders and the Agent to enter into this Amendment, each Loan Party hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment), and without limiting the foregoing, acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment

14. Costs; Expenses. Subject to and in accordance with Section 9.5 of the Credit Agreement, regardless of whether the transactions contemplated by this Amendment are consummated, Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent and the Arranger incurred in connection with the development, preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements and other charges of counsel and consultants to the Agent and the Arranger.

15. Headings. The section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

16. Amendments. This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Credit Agreement in Section 9.1 of the Credit Agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWER:

MACH NATURAL RESOURCES LP,

By:	Mach Natural Resources GP, LLC,
its general partner

By:	/s/ Kevin White
	Name:	Kevin White
	Title:	Chief Financial Officer

LOAN PARTIES:

MACH NATURAL RESOURCES LP,
as a Loan Party

By:	/s/ Kevin White
	Name:	Kevin White
	Title:	Chief Financial Officer

MACH NATURAL RESOURCES INTERMEDIATE LLC,
as a Loan Party

By:	/s/ Kevin White
	Name:	Kevin White
	Title:	Chief Financial Officer

MACH NATURAL RESOURCES HOLDCO LLC,
as a Loan Party

By:	/s/ Kevin White
	Name:	Kevin White
	Title:	Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

BCE-MACH LLC, as a Loan Party

By:	/s/ Kevin White
	Name:	Kevin White
	Title:	Chief Financial Officer

BCE-MACH II LLC, as a Loan Party

By:	/s/ Kevin White
	Name:	Kevin White
	Title:	Chief Financial Officer

BCE-MACH III LLC, as a Loan Party

By:	/s/ Kevin White
	Name:	Kevin White
	Title:	Chief Financial Officer

BCE-MACH III MIDSTREAM HOLDINGS LLC, as a Loan Party

By:	/s/ Kevin White
	Name:	Kevin White
	Title:	Chief Financial Officer

MACH NATURAL RESOURCES GP LLC, as a Loan Party

By:	/s/ Kevin White
	Name:	Kevin White
	Title:	Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

CHAMBERS ENERGY MANAGEMENT, LP., as Arranger

By:	/s/ J. Robert Chambers
J. Robert Chambers
President and Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

TEXAS CAPITAL BANK,
as Administrative Agent

By:	/s/ Jared R. Mills
	Name:	Jared R. Mills
	Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

Chambers Energy Capital IV, LP,
as a First Amendment Lender

By:	CEC Fund IV GP, LLC, its general partner

By:	/s/ J. Robert Chambers
	Name:	J. Robert Chambers
	Title:	Partner

Chambers Energy Capital V, LP,
as a First Amendment Lender

By:	CEC Fund V GP, LLC, its general partner

By:	/s/ J. Robert Chambers
	Name:	J. Robert Chambers
	Title:	Partner

[Signature Page to First Amendment to Credit Agreement]

Sixth Street Lending Partners,
as a Lender

By:	/s/ Joshua Easterly
	Name:	Joshua Easterly
	Title:	Chief Executive Officer

Sixth Street Specialty Lending, Inc.,
as a Lender

By:	/s/ Joshua Easterly
	Name :	Joshua Easterly
	Title:	Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

BTC HOLDINGS FUND III-B LLC

By:	Blue Torch Credit Opportunities Fund III LP, its Sole Member
By:	Blue Torch Credit Opportunities GP III LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC HOLDINGS FUND III LLC

By:	Blue Torch Credit Opportunities Fund III LP, its Sole Member
By:	Blue Torch Credit Opportunities GP III LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC HOLDINGS KRS FUND LLC

By:	Blue Torch Credit Opportunities KRS Fund LP, its Sole Member
By:	Blue Torch Credit Opportunities KRS GP LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC Offshore HOLDINGS FUND III LLC

By:	Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member
By:	Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner
By:	KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

[Signature Page to First Amendment to Credit Agreement]

BTC Offshore HOLDINGS FUND III-B LLC

By:	Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member
By:	Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner
By:	KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC Offshore HOLDINGS FUND III-D LLC

By:	Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member
By:	Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner
By:	KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC Holdings SBAF Fund-B LLC

By:	Blue Torch Credit Opportunities SBAF Fund LP, its Sole Member
By:	Blue Torch Credit Opportunities SBAF GP LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC Holdings SBAF Fund LLC

By:	Blue Torch Credit Opportunities SBAF Fund LP, its Sole Member
By:	Blue Torch Credit Opportunities SBAF GP LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

[Signature Page to First Amendment to Credit Agreement]

BTC Holdings SC Fund LLC

By:	Blue Torch Credit Opportunities SC Master Fund LP, its Sole Member
By:	Blue Torch Credit Opportunities SC GP LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

Blue torch Credit Opportunities unlevered fund III LP

By:	Blue Torch Credit Opportunities GP III LLC, its General Partner
By:	KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

[Signature Page to First Amendment to Credit Agreement]

Perilla S.A.R.L,
as a First Amendment Lender

By:	/s/ Jean-François Bouchoms
	Name:	Jean-François Bouchoms
	Title:	Manager & attorney-in-fact of the board of managers

[Signature Page to First Amendment to Credit Agreement]

Mercuria Investments US, Inc.,
as a First Amendment Lender

By:	/s/ Brian Falik
	Name:	Brian Falik
	Title:	President

[Signature Page to First Amendment to Credit Agreement]

Macquarie Bank Limited,
as a First Amendment Lender

By:	/s/ Robert Trevena
	Name:	Robert Trevena
	Title:	Division Director

By:	/s/ Alexandra Schnuir
	Name:	Alexandra Schnuir
	Title:	Associate Director

[Signature Page to First Amendment to Credit Agreement]

Highvista Opportunistic Private Credit Fund II LP,
as a First Amendment Lender

By:	HighVista GP VI LP, its general partner
By:	HighVista GP LLC, its general partner

By:	/s/ Raphael Schorr
	Name:	Raphael Schorr
	Title:	Manager

[Signature Page to First Amendment to Credit Agreement]

EOC Partners Fund - G LP,
as a Lender

By:	/s/ Nicholas Fersen
	Name:	Nicholas Fersen
	Title:	Managing Partner

EOC Partners Fund - C LP,
as a Lender

By:	/s/ Nicholas Fersen
	Name:	Nicholas Fersen
	Title:	Managing Partner

EOC Partners Co-Invest Fund, d LP,
as a Lender

By:	/s/ Nicholas Fersen
	Name:	Nicholas Fersen
	Title:	Managing Partner

[Signature Page to First Amendment to Credit Agreement]